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                                                                    EXHIBIT 10.2


              SUBORDINATION, REPRESENTATION AND GUARANTY AGREEMENT

NOTICE: THIS SUBORDINATION, REPRESENTATION AND GUARANTY AGREEMENT RESULTS IN YOUR INTEREST IN THE PROPERTY DESCRIBED HEREIN BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

         This SUBORDINATION, REPRESENTATION AND GUARANTY AGREEMENT (this "Agreement") made as of June 30, 1999, by and between GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation, having an office at 600 Steamboat Road, Greenwich, Connecticut 06830 (together with its successors and assigns, hereinafter referred to as the "Senior Lender") and ALTERRA HEALTHCARE CORPORATION, a Delaware corporation, having an office at 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 (together with its permitted successors and assigns, hereinafter referred to as the "Subordinate Lender"). Senior Lender and Subordinate Lender may each be referred to herein individually as a "Lender Party" and collectively as the "Lender Parties." In addition, THIRD PARTY INVESTORS I, L.L.C., a Delaware limited liability company ("Borrower") is a party hereto for purposes of consenting to the agreement of the Lender Parties and for the additional purposes expressly stated herein.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

         "AFFILIATE" means in relation to any Person, any other Person: (i) directly or indirectly controlling, controlled by, or under common control with, the first Person; (ii) directly or indirectly owning or holding 10 percent or more of any equity interest in the first Person; or (iii) 10 percent or more of whose voting stock or other equity interest is directly or indirectly owned or held by the first Person. For purposes of this definition, "CONTROL" (including with correlative meanings, the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including by formal or informal arrangement or affiliation with others. Further, the Affiliates of any Person which is an entity shall include all natural persons who are officers, agents, directors, members, partners, and employees the entity Person, and the natural persons who are their Affiliates. In all cases, the Affiliates of any natural person shall include (i) the siblings of such person, (ii) the then-current and former spouses of such person, (iii) persons who share or then have shared a residence with such person, and (iv) the ancestors and descendants of such person and of the others mentioned in this sentence, and (v) other natural persons who, by reason of familial, economic, social or other relationship, would reasonably be expected to favor the first person or to act as requested by the first person. Where expressions such as "[name of party] or any Affiliate" are used, the same shall refer to the named party and any Affiliate of the named party.


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         "BANKRUPTCY CODE" shall mean Title 11 of the United States Code.

         "BANKRUPTCY PROCEEDING" shall mean any case or other proceeding, whether voluntary or involuntary, for insolvency, liquidation, reorganization, dissolution, bankruptcy or other similar proceeding pursuant to the Bankruptcy Code or other applicable federal or state law.

         "CASH COLLATERAL" is defined in Section 3.5.

         "ENFORCEMENT ACTION" shall mean any of (i) the exercise of any right or remedy in response to or in anticipation of any breach, default, or failure of performance, (ii) any act to enforce any right to payment or performance or other right against Borrower, any Pledgor, or any guarantor, (iii) any act to enforce any right pertaining to any Security, or (iv) any act to request, cause, or encourage payment or performance by Borrower or any Pledgor or guarantor. Without limitation, the following are Enforcement Actions: (a) declaring any breach or default, (b) acceleration of all or any part of any indebtedness of Borrower, (c) any Foreclosure, or the initiation or prosecution thereof, (d) the seeking, petitioning for or obtaining of a receiver or similar remedy or relief,
(e) the petitioning, seeking or obtaining of relief from automatic stay, (f) the requesting or seeking, by motion or otherwise, or obtaining of adequate protection under the Bankruptcy Code, (g) the assessment or collection of default interest or late charges, (h) the seeking, petitioning for or taking possession or control (whether directly or through a receiver or other Person) of any Security, (i) any lawsuit, arbitration, or similar proceeding, or (j) the exercise of any lien or rights of set-off or recoupment.

         "DEVELOPMENT AGREEMENTS" means the documents and instruments designated as such on SCHEDULE XX, as the same may be modified or amended (whether such modification or amendment occurs in violation of this Agreement or with the consent of Senior Lender).

         "FORECLOSURE" means any sale or other disposition of any real or personal property pursuant to any lien or security interest therein or pledge thereof.

         "GUARANTOR PLEDGE AGREEMENT" means the Guarantor Pledge Agreement of even date herewith executed by Subordinate Lender.

         "MANAGEMENT AGREEMENTS" means the documents and instruments designated as such on SCHEDULE XX, as the same may be modified or amended (whether such modification or amendment occurs in violation of this Agreement or with the consent of Senior Lender).

         "OTHER GUARANTOR" is defined in Section 6.2.

         "PERSON" means any person or entity.

         "PLEDGORS" means any Persons who have granted security interests in or pledges of membership interests in Borrower in favor of either or both of Senior Lender or Subordinate Lender.

         "PROPERTIES" means the real property improvements encumbered by the Mortgages (as defined in the Senior Loan Agreement.

         "SATISFACTION OF THE SENIOR OBLIGATIONS" shall be deemed to occur only when all of the Senior Obligations are fully, finally, and irrevocably repaid and discharged.


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         "SECURITY" means all real and personal property of every kind which is now or hereafter encumbered by any lien, security interest or pledge as security for any of the Senior Obligations or the Subordinate Obligations. In addition, "Security" includes the Pledged Collateral (as defined in the Guarantor Pledge Agreement).

         "SENIOR DOCUMENTS" means (i) the Senior Loan Agreement and the Loan Documents (as defined in the Senior Loan Agreement), and any modifications and amendments of the same, and (ii) any documents hereafter executed by Borrower, any Pledgor, or others and accepted by Senior Lender for purposes of evidencing or securing any of the obligations to Senior Lender evidenced or secured by the documents and instruments referred to in clause (i) of this definition. Without limitation, "Senior Documents" includes the Senior Security Documents.

         "SENIOR ENTITY PLEDGES" means the pledges of interests in Borrower executed in favor of Senior Lender by Pledgors.

         "SENIOR LOAN AGREEMENT" means that certain Loan and Security Agreement dated as of June 30, 1999, by and between Borrower and Senior Lender, as the same may be modified or amended.

         "SENIOR OBLIGATIONS" means all obligations of Borrower evidenced by or arising under the Senior Documents.

         "SENIOR RIGHTS AND INTERESTS" means (i) the Senior Obligations, (ii) the Senior Documents, and (iii) all rights and interests of Senior Lender now or hereafter evidenced by or arising under the Senior Documents, including without limitation all such rights and interests in any present or future Security.

         "SENIOR SECURITY DOCUMENTS" means all documents and instruments given by Borrower, Pledgors, or others and accepted by Senior Lender for the purpose of securing any of the Senior Obligations, including without limitation the Mortgages (as defined in the Senior Loan Agreement) and the Senior Entity Pledges.

         "SPECIFIED BANKRUPTCY PROCEEDING" shall mean any Bankruptcy Proceeding
(i) in which, whether through substantive consolidation or otherwise, one or more of the debtors is Borrower, or any Pledgor, or any constituent, successor or assign of any of the foregoing, or (ii) in which the property of the estate includes (or is claimed to include) any Security or any of the Subordinate Rights and Interests.

         "SUBORDINATE OBLIGATIONS" means all obligations of Borrower, any Pledgor, or any Affiliate of Borrower or any Pledgor evidenced by or arising under any of the Subordinate Documents.

         "SUBORDINATE PROPERTY RIGHTS" is defined in Section 4.1.

         "SUBORDINATE PROPERTY RIGHTS DOCUMENTS" means the documents and instruments designated as such on SCHEDULE XX, as the same may be modified or amended (whether such modification or amendment occurs in violation of this Agreement or with the consent of Senior Lender).


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         "SUBORDINATE RIGHTS AND INTERESTS" means any and all right, title, and interest that Subordinate Lender or any of its Affiliates may now have or hereafter acquire in (i) any obligation whatsoever of Borrower or any of its Affiliates, or (ii) any document or instrument evidencing or securing any such obligation, or (iii) any Security for the any such obligation or for any of the Senior Obligations, or (iv) any property of any kind in which any of Borrower or any Pledgor or any of the Affiliates of Borrower or any Pledgor now has or hereafter acquires any interest. Without limitation, "Subordinate Rights and Interests" includes the Subordinate Documents and all rights of Subordinate Lender or any of its Affiliates thereunder, including without limitation the Subordinate Obligations and the Subordinate Property Rights.

         "SUBORDINATE LOAN AND SECURITY DOCUMENTS" means the documents and instruments designated as such on SCHEDULE XX, as the same may be modified or amended (whether such modification or amendment occurs in violation of this Agreement or with the consent of Senior Lender).

         "SUBORDINATE SECURITY DOCUMENTS" means the documents and instruments designated as such on SCHEDULE XX, as the same may be modified or amended (whether such modification or amendment occurs in violation of this Agreement or with the consent of Senior Lender).

         "SUBORDINATE DOCUMENTS" means the Subordinate Loan and Security Documents, the Management Agreements, the Development Agreements, and the Subordinate Property Rights Agreements, as any of the same may be modified or amended (whether such modification or amendment occurs in violation of this Agreement or with the consent of Senior Lender).

                                   ARTICLE II
                         SUBORDINATION; RELATED MATTERS

         SECTION II.1 GENERAL SUBORDINATION. The Subordinate Rights and Interests are hereby, and shall be and shall continue to be, absolutely and unconditionally subject and subordinate in all respects and for all purposes, including without limitation in the priority of lien and in the right of payment, to the Senior Rights and Interests. Without limitation, all of the terms, covenants and conditions of the Subordinate Documents are hereby, and shall be and shall continue to be, absolutely and unconditionally subordinate in all respects to all of the terms, covenants and conditions of the Senior Documents. The provisions of this Agreement shall apply, notwithstanding the availability of other collateral to Senior Lender, and notwithstanding the actual date and time of execution, delivery, recordation, filing or perfection of the Senior Security Documents or the Subordinate Security Documents.

         SECTION II.2 FORBEARANCE OF COLLECTION; STANDSTILL.

                  (1) Until Satisfaction of the Senior Obligations, Subordinate Lender shall not directly or indirectly request, sue for, receive or direct any payment, consideration, or recovery whatsoever (i) from or on behalf of Borrower, or (ii) from any Security or the proceeds thereof, or (iii) on account of any of the Subordinate Obligations. If any payment, consideration, or recovery occurs in violation of the foregoing sentence, then Subordinate Lender shall hold the same in trust for the benefit of Senior Lender, and the amount of such payment, consideration or recovery shall


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become an obligation payable by Subordinate Lender on demand to Senior Lender, with interest accruing from the date of such demand at the default rate of interest under the Senior Loan Agreement.

                  (2) Further, until Satisfaction of the Senior Obligations, Subordinate Lender shall not directly or indirectly (i) take any Enforcement Action pertaining to any of the Subordinate Obligations or to Borrower, any Pledgor, guarantor, or Security, or (ii) accept or permit the purchase, repurchase, acquisition or redemption of all or any part of the Subordinate Obligations, (iii) exercise any right of subrogation, regardless of any payment made hereunder, or (iv) make any claim in or otherwise contest or interfere in any way with any Enforcement Action by Senior Lender. The foregoing prohibition against Subordinate Lender's taking any Enforcement Action shall not prohibit Subordinate Lender from curing defaults by Borrower under the Senior Obligations, to the extent Borrower has a right to do so under the Senior Documents. Notwithstanding anything to the contrary herein, nothing herein, including the foregoing rights to cure afforded to Subordinate Lender, shall operate to prohibit, preclude or prevent Senior Lender from commencing any Enforcement Action which it is entitled to commence under the Senior Documents at any time.

         SECTION II.3 EFFECTS OF FORECLOSURE.

                  (1) In the event of any Foreclosure of any Security pursuant to any of the Senior Security Documents, all proceeds of such Foreclosure shall be applied to the Senior Obligations, including the expenses of Senior Lender in connection with such Foreclosure, until all such obligations are paid in full, and only if there are proceeds of such Foreclosure remaining after payment in full of the Senior Obligations, then may such remaining proceeds be available to Subordinate Lender and other creditors in accordance with applicable law. Upon any Foreclosure pursuant to any of the Senior Security Documents, all right, title and interest of Subordinate Lender in and to the subject Security shall be extinguished. Any Foreclosure pursuant to any of the Subordinate Security Documents (whether in violation of the terms of this Agreement or with the consent of Senior Lender) shall have no effect whatsoever on the Senior Rights and Interests, and without limitation of the foregoing the applicable Security shall remain subject to the lien of the Senior Security Documents.

                  (2) Subject to and without limitation of the foregoing, Subordinate Lender acknowledges and agrees that if Foreclosure occurs under any of the Senior Entity Pledges, (i) no obligation or consequence in the nature of a transfer or assumption fee or acceleration under the Subordinate Documents shall occur, (ii) such Foreclosure shall not violate any restrictions on transfer contained in, or in any way constitute a default under, the Subordinate Documents, and (iii) neither Senior Lender nor any of Senior Lender's successors or assigns, nor any of their respective officers, directors, principals, partners, members or shareholders shall be or become liable for all or any portion of the Subordinate Obligations.

         SECTION II.4 ACQUISITION OF SECURITY OR INTERESTS THEREIN. If Subordinate Lender shall acquire by indemnification, subrogation or otherwise, any lien, estate, right or other interest in any Security (whether in violation of this Agreement or with the consent of Senior Lender), such lien, estate, right or other interest shall be subordinate to the Senior Rights and Interests as provided herein, and Subordinate Lender hereby waives any and all rights it may acquire by subrogation or otherwise to the lien of such Senior Security Documents or any portion thereof.


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         SECTION II.5 NOTICES TO SENIOR LENDER. By the same manner and means and at the same time as Subordinate Lender gives notice under the Subordinate Documents, Subordinate Lender shall give to Senior Lender copies of all notices of default under any of the Subordinate Documents, and also copies of all other notices required to be delivered to Borrower, Pledgors, or others under any of the Subordinate Documents. Any such notice referred to in the preceding sentence shall not be deemed effective until such notice has been received by Senior Lender. This provision shall not be deemed to authorize or validate any notice or action prohibited elsewhere herein.

         SECTION II.6 MODIFICATION OF SENIOR RIGHTS AND INTERESTS. Subordinate Lender hereby expressly consents to and authorizes, at the option of Senior Lender, the waiver, postponement, extension, other indulgence, reduction, amendment or modification of any of the Senior Rights and Interests, including without limitation any provision of the Senior Documents. Subordinate Lender agrees that Subordinate Lender's obligations under this Agreement (including the subordination and corresponding obligations provided for herein) shall continue and shall apply with respect to the Senior Rights and Interests as the same are modified, amended, or affected by any such waiver, postponement, extension, indulgence, reduction, amendment or modification. However, if without the consent of Subordinate Lender any amendment of the Senior Documents is executed and delivered after the date hereof, and if such amendment provides for an advance of additional principal that is not contemplated in the Senior Documents as in effect as of the date hereof (other than additional principal for protection of the Security, for performance of Borrower's or any Pledgor's obligations contracted for as of the date hereof, or for reimbursement of Senior Lender's costs and expenses), or such amendment provides for an increase in the rate or rates of interest in amounts or under conditions not contemplated in the Senior Documents as in effect as of the date hereof, then the subordination and other obligations of Subordinate Lender hereunder shall not apply to the increment of the Senior Obligations comprised of such additional principal and interest, but shall continue to apply to the Senior Obligations less such increment of additional principal and interest.

         SECTION II.7 WAIVER OF MARSHALING. Subordinate Lender hereby waives any right to require marshalling of any Security, to determine or object to the order of Foreclosure of any Security, to require or object to the separate or combined Foreclosure of any Security, to require Senior Lender to exhaust its remedies against any portion of the Security or other property, rights or claims, or any combination of any portion of the Security or other property, rights or claims or any other collateral, or to require Senior Lender to proceed against any portion of the Security or other property, rights or claims or combinations thereof. In the event of any Foreclosure, Subordinate Lender hereby expressly consents to and authorizes, at the option of Senior Lender, the sale either separately or together, of all or any portion of the Security or other property, rights or claims. Subordinate Lender hereby agrees that all payments received by Senior Lender may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Obligations, as Senior Lender in Senior Lender's sole discretion, deems appropriate. Subordinate Lender assents to any substitution, exchange or release of Security which may at any time secure the Senior Obligations and to the addition or release of any other party or person primarily or secondarily liable therefor.

         SECTION II.8 ESTOPPEL CERTIFICATES. After request by either Lender Party from time to time (but not more often than quarterly), the other Lender Party shall within ten days furnish the requesting Lender Party with a statement, duly executed on behalf of the providing Lender Party,


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setting forth in reasonable detail the amounts of Subordinate Obligations or
Senior Obligations (as applicable) then outstanding, broken down to show separate obligations to the extent thereof, the unpaid principal balances, all accrued and unpaid interest and any other sums due and owing thereunder, the rate of interest, and whether there exist any defaults known to the providing party.

         SECTION II.9 NOTICE OF FORECLOSURE. Senior Lender will provide Subordinate Lender with written notice of any Foreclosure not later than the tenth day following commencement of such Foreclosure, and in any event not later than the tenth day prior to the sale or disposition in such Foreclosure. If such notice is provided late but prior to the tenth day before the sale or disposition, the sole remedy that Subordinate Lender shall have by reason of such lateness shall be to deliver to Senior Lender written notice of objection to such late notice within seven days of receipt of the same, whereupon the date of the sale or other disposition shall be continued for not less than the amount of time constituting the difference between the amount of notice that was given to Subordinate Lender and the amount that is required under this provision.

         SECTION II.10 NO FURTHER SUBORDINATION. Subordinate Lender shall not grant or consent to any further or additional subordination of all or any part of the Subordinate Rights and Interests in favor of any person or entity other than Senior Lender without the prior written consent of Senior Lender, which consent may be withheld at Senior Lender's sole and absolute discretion.

         SECTION II.11 WAIVER OF CONTEST RIGHTS. Subordinate Lender shall not contest in any manner or forum, including, without limitation, in any Bankruptcy Proceeding (i) any amount now or hereafter owed under or secured by the Senior Documents, (ii) any payment or application of Security or the proceeds thereof made on account of any portion of the Senior Obligations, or (iii) the validity, legality enforceability, priority or perfection of any of the Senior Obligations.

                                   ARTICLE III
                            CERTAIN BANKRUPTCY ISSUES

         SECTION III.1 RELATIONSHIP TO GUARANTY. Pursuant to Article VI hereof, Subordinate Lender has agreed to pay in full all of the Senior Obligations immediately upon the initiation of any Bankruptcy Proceeding in which Borrower, any Pledgor, or any successor or assign of any of them is a debtor or in which any of the Security is or is claimed to be property of the estate. None of the provisions of this Agreement (including those set forth below in this Article) which are operative if the Senior Obligations remain outstanding after initiation of a Specified Bankruptcy Proceeding shall be deemed to diminish or excuse any obligation of Subordinate Lender to pay and perform strictly in accordance with the terms of said Article VI.

         SECTION III.2 SUBORDINATION CONTINUES; INTEREST ACCRUAL IN BANKRUPTCY. In any Specified Bankruptcy Proceeding, (i) this Agreement shall continue in full force and effect; and (ii) the subordination of the Subordinate Rights and Interests to the Senior Rights and Interests effected herein shall continue notwithstanding that all or any portion of the Senior Obligations or any claim for any of such Senior Obligations may be subordinated, avoided or disallowed, in whole or in part, under the Bankruptcy Code or other applicable federal or state law, and notwithstanding any election on the part of Senior Lender to have its claim treated as a fully secured claim under Section 1111(b) of the Bankruptcy Code; and (iii) all claims of Subordinate Lender with respect to any Cash Collateral hereby are, and shall be and shall continue to be subordinate in lien and right


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of payment to the claims of Senior Lender in such Cash Collateral; and (iv) the
Senior Obligations shall include all interest (including, without limitation, all late fees, charges, defaults and prepayment premiums) accrued on such Senior Obligations in accordance with and at the rates specified in the Senior Documents, both for periods before and for periods after the commencement of any of such proceeding, and all other amounts included in the Senior Obligations, even if the claim for such interest (including, without limitation, all late fees, charges, default interest and prepayment premiums) is not allowed or allowable pursuant to Bankruptcy Code or other applicable law.

         SECTION III.3 PROHIBITED ACTIONS. Subordinate Lender shall not initiate, join in, acquiesce in, or file any petition or take any other action which would result in (or in the judgment of Senior Lender, pose unreasonable risk of) any Specified Bankruptcy Proceeding.

         SECTION III.4 RECEIPT OF PAYMENTS. Without limitation of any Section
2.2 or any other provision of this Agreement, in any Specified Bankruptcy Proceeding, if any payment of principal or interest or other payment, including payments for purposes of providing adequate protection under the Bankruptcy Code, shall be received by or payable at the direction of or for the benefit of Subordinate Lender, such payment or distribution shall be held by Subordinate Lender in trust for the benefit of Senior Lender and, upon demand, shall be paid over to Senior Lender. Subordinate Lender hereby irrevocably authorizes and empowers Senior Lender to demand, sue for, collect and receive each such payment or distribution and give acquittance therefore and to file claims and take such other actions or proceedings in the name of Subordinate Lender as Senior Lender deems necessary or advisable for the enforcement of this Agreement.

         SECTION III.5 COOPERATION IN SPECIFIED BANKRUPTCY PROCEEDINGS. The provisions of this Section shall apply in all Specified Bankruptcy Proceedings.

                  (1) Senior Lender shall have the exclusive right to enforce the Senior Rights and Interests, including without limitation the Senior Obligations.

                  (2) Senior Lender may, in its own name or in the name of Subordinate Lender, enforce claims, by proof of claim or otherwise, comprising the Subordinate Rights and Interests and exercise any voting rights, including, without limitation, the voting of claims comprising the Subordinate Obligations to accept or reject any plan of liquidation, reorganization or arrangement and generally take any action in connection with any creditor's meeting or proceeding which Subordinate Lender might otherwise take, all of which rights are hereby irrevocably and absolutely assigned by Subordinate Lender to Senior Lender and all of which Subordinate Lender expressly covenants to refrain from exercising.

                  (3) In lieu of or in addition to the foregoing paragraph, at the election of Senior Lender, upon the request of Senior Lender, Subordinate Lender shall exercise any and all of its rights in any Specified Bankruptcy Proceeding at the direction of Senior Lender. Without limitation, at the request and direction of Senior Lender, (i) Subordinate Lender will support and not object to or do anything to impede any request or motion by Senior Lender for relief from the automatic stay, for adequate protection or for an order establishing that proceeds, product, offspring, rents and profits of the Security for the Senior Obligations constitute cash collateral under Section 363 of the Bankruptcy Code ("CASH COLLATERAL"); and (ii) if Senior Lender consents to any use of the Cash Collateral, Subordinate Lender shall also consent, and if Senior Lender objects to any such use,


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Subordinate Lender shall also object; and (iii) Subordinate Lender will vote for and otherwise support and not object to or do anything to impede any plan of reorganization designated for such support by Senior Lender; and (iv)
Subordinate Lender will oppose and vote against and shall not in any way support any plan of reorganization designated for such opposition by Senior Lender; (v) Subordinate Lender shall file a proof of claim in respect of the Subordinate Rights and Interests and shall send to Senior Lender a copy thereof together with evidence of the filing with the appropriate court or other authority, in each case by the tenth business day before the last day for filing of proofs of claim, or if Senior Lender reasonably believes that the proof of claim so filed is more than or less than the proper amount thereof, then Senior Lender may file such proof of claim, or corrected proof of claim, on behalf of Subordinate Lender; and (vi) if objection is made to the allowance of any claim of Subordinate Lender, Senior Lender shall have the right to intervene and fully participate in such proceedings and if such rights are denied and Subordinate Lender fails to defend such claim, then Senior Lender may defend such claim in the name of Subordinate Lender.

         SECTION III.6 SET-ASIDE. To the extent any payment under any of the Senior Obligations is declared to be fraudulent or preferential, set aside or required to be paid to the trustee, receiver or other similar party under any bankruptcy, insolvency, receivership or similar law, then if such payment is recovered by, or paid over to, such trustee, receiver or other similar party, the Senior Obligations or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

                                   ARTICLE IV
                          SPECIFICATION AND LIMITATION
                       OF SUBORDINATE RIGHTS AND INTERESTS

         SECTION IV.1 SPECIFICATION OF SUBORDINATE RIGHTS AND INTERESTS. Subordinate Lender represents, warrants, covenants and agrees as follows:

                  (1) SUBORDINATE LOANS AND FINANCING. Set forth on SCHEDULE XX attached hereto under the heading "Summary of Subordinate Financing" is a true and accurate summary of the terms (including funded principal amount, unfunded principal amount, rates of interest, payment requirements, maturity date, and other material terms) of all arrangements and agreements between Borrower and Subordinate Lender pertaining to any and all loans and other financing now provided or contracted to be provided by Subordinate Lender to Borrower. All of such loans and financings are evidenced and (as applicable) secured by the Subordinate Loan and Security Documents. Except for the rights and obligations of Subordinate Lender as so summarized and evidenced by the Subordinate Loan and Security Documents as in effect as of the Date hereof, neither Subordinate Lender nor any Affiliate has or (until Satisfaction of the Senior Obligations) shall have any right, title, or interest in or to any obligation of Borrower or any Affiliate for any loan or financing of any kind, and neither Subordinate Lender nor any Affiliate has or shall have any commitment or contract to provide any such loan or financing.

                  (2) SUBORDINATE LOAN AND SECURITY DOCUMENTS. Set forth on
SCHEDULE XX and labeled as "Subordinate Loan and Security Documents" is a true and complete itemization setting forth by title, date, and parties all documents and instruments (including all modifications and amendments thereto) evidencing or securing any and all loans and other financing now provided or contracted to be provided by Subordinate Lender to Borrower. Subordinate Lender has provided to Senior Lender and its counsel true and complete copies of all Subordinate Loan and Security


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Documents (including all schedules and exhibits thereto). Any and all of the
Subordinate Loan and Security Documents which create any lien or security interest whatsoever are also clearly identified on such SCHEDULE XX as "Subordinate Security Documents." Neither Subordinate Lender nor any Affiliate of Subordinate Lender has or (until Satisfaction of the Senior Obligations) shall have any lien or security interest of any kind in any property whatsoever securing any obligation of Borrower or any Affiliate of Borrower, except for security interests in the membership interests in Borrower presently granted to Subordinate Lender pursuant to the Subordinate Security Documents as in effect as of the Date hereof.

                  (3) MANAGEMENT AGREEMENTS. Set forth on SCHEDULE XX and labeled as "Management Agreements" is a true and complete itemization setting forth by title, date, parties, and Property, all documents and instruments (including all modifications and amendments thereto) evidencing any and all rights and obligations of Subordinate Lender to lease or occupy any of the Properties, or to manage or operate any of the Properties or any business therein or thereon (other than pursuant to the Development Agreements as in effect as of the Date hereof). Subordinate Lender has provided to Senior Lender and its counsel true and complete copies of all Management Agreements (including all schedules and exhibits thereto). Neither Subordinate Lender nor any Affiliate of Subordinate Lender has or (until Satisfaction of the Senior Obligations) shall have any rights or obligations to lease or occupy any of the Properties, or to manage or operate any of the Properties or any business therein or thereon, except for the rights and obligations of Subordinate Lender under the Management Agreements and Development Agreements as in effect as of the Date hereof.

                  (4) DEVELOPMENT AGREEMENTS. Set forth on SCHEDULE XX and labeled as "Development Agreements" is a true and complete itemization setting forth by title, date, parties, and Property, all documents and instruments (including all modifications and amendments thereto) evidencing any and all rights and obligations of Subordinate Lender to develop or cause to occur any construction or other improvement of or on any of the Properties. Subordinate Lender has provided to Senior Lender and its counsel true and complete copies of all Development Agreements (including all schedules and exhibits thereto). Neither Subordinate Lender nor any Affiliate of Subordinate Lender has or (until Satisfaction of the Senior Obligations) shall have any rights or obligations to develop or cause to occur any construction or other improvement of or on any of the Properties, except for the rights and obligations of Subordinate Lender under the Development Agreements as in effect as of the Date hereof.

                  (5) PROPERTY RIGHTS. Set forth on SCHEDULE XX attached hereto under the heading "Summary of Subordinate Property Rights" is a true and accurate summary of the terms of all rights of first refusal, rights of first offer, options to purchase, covenants and restrictions, or rights to acquire any other interest now existing or contracted to exist in the future in favor of Subordinate Lender pertaining in any way to any of the Properties (the "SUBORDINATE PROPERTY RIGHTS"). Set forth on SCHEDULE XX and labeled as "Subordinate Property Rights Documents" is a true and complete itemization setting forth by title, date, parties, and Property all documents and instruments (including all modifications and amendments thereto) granting or evidencing the Subordinate Property Rights. Subordinate Lender has provided to Senior Lender and its counsel true and complete copies of all Subordinate Property Rights Documents (including all schedules and exhibits thereto). Neither Subordinate Lender nor any Affiliate of Subordinate Lender has or (until Satisfaction of the Senior Obligations) shall have any rights of first refusal, rights of first offer, options to purchase, covenants or restrictions, or rights to acquire any interest pertaining in any way to any of the Properties, except for the Subordinate Property Rights in favor of Subordinate Lender pursuant to the Subordinate Property Rights Documents as in effect as of the Date hereof.

                  (6) NO OTHER SUBORDINATE RIGHTS AND INTERESTS. The Subordinate Rights and Interests consist only of the documents and instruments expressly identified on SCHEDULE XX as in effect as of the Date hereof, and the rights and interests expressly stated therein to be created or evidenced thereby. The Subordinate Documents set forth the entire agreement between Borrower and Subordinate Lender, and between Pledgors and Subordinate Lender. Except for the Subordinate Documents, there are no contracts or agreements by and between Subordinate Lender or any of its Affiliates and Borrower or any of its Affiliates, or by and between Subordinate Lender or any of its Affiliates and any Pledgor or any Affiliate of any Pledgor.

                  (7) NO RECORDATION OF SUBORDINATE RIGHTS AND INTERESTS. Subordinate Lender represents, warrants and agrees that none of the Subordinate Rights and Interests (and no document or instrument giving public notice thereof) is recorded or filed with any county recorder, county clerk, county registrar, secretary of state, or other office or place where filing or recording of records occurs for purposes of giving public notice or establishing priorities among interests; and no such filing or recordation shall occur until Satisfaction of the Senior Obligations.

                  (8) NO MODIFICATION OR AMENDMENT OF SUBORDINATE RIGHTS AND INTERESTS. Until Satisfaction of the Senior Obligations, (i) no modification or amendment of any of the Subordinate Obligations or Subordinate Documents shall occur, (ii) no further documents or agreements shall be executed by and between Subordinate Lender or any of its Affiliates and Borrower or any of its Affiliates, or between Subordinate Lender or any of its Affiliates and any of Pledgors or any of their Affiliates. Except only for the Subordinate Rights and Interests as evidenced by the Subordinate Documents as in effect as of the Date hereof, neither Subordinate Lender nor any of its Affiliates has or (until Satisfaction of the Senior Obligations) shall have any rights whatsoever in or to any obligation, property, or interest whatsoever of Borrower, any Pledgor, or any Affiliate of Borrower or any Pledgor.

         SECTION IV.2 AFFILIATE DIRECTOR INTERESTS QUALIFICATION. The representations, warranties, and covenants set forth in this Agreement are qualified by the fact that three directors of Subordinate Lender presently have and may continue to have indirect interests in members of Borrower.

         SECTION IV.3 TRANSFER OF SUBORDINATE RIGHTS AND INTERESTS. Subordinate Lender represents and warrants that Subordinate Lender is the sole owner of the Subordinate Rights and Interests, unencumbered by the interest of any person or entity whatsoever, and none of Subordinate Lender's rights in any of the Subordinate Rights and Interests has been pledged, mortgaged, sold, assigned, or otherwise transferred to any person or entity. Without the prior written consent of Senior Lender, which consent may be withheld in the sole and absolute discretion of Senior Lender, Subordinate Lender shall not pledge, mortgage, sell, assign, or otherwise transfer all or any portion of the Subordinate Rights and Interests.

                                    ARTICLE V
                           ADDITIONAL REPRESENTATIONS,
                            WARRANTIES, AND COVENANTS

         SECTION V.1 Loan Agreement Representations and Covenants. Subordinate Lender hereby makes all representations, warranties, and covenants of Borrower contained in Articles IV and V of the Senior Loan Agreement, except that to the extent that the knowledge of Borrower is referred to therein, the same shall mean the knowledge of Subordinate Lender for purposes of this Agreement.

         SECTION V.2 Subordinate Lender further covenants and agrees as follows:

                  (1) Subordinate Lender shall continue to fund the loans for the construction of the improvements on the Properties as contemplated in the Subordinate Loan and Security Documents.

                  (2) Subordinate Lender shall from time to time, upon request by Senior Lender, deliver to Senior Lender such financial statements as Senior Lender may reasonably require.

                                   ARTICLE VI
                                    GUARANTY

         SECTION VI.1 GUARANTY. Subordinate Lender hereby absolutely, unconditionally and irrevocably guarantees to Senior Lender the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, and the full and prompt performance when due, of the following: (a) payment and performance of all of the Senior Obligations, including all obligations of Borrower under the Senior Documents,
(b) completion of the improvements on the Properties as and when and in accordance with the budgets and time schedules contemplated in the Development Agreements. Further, without limitation of the foregoing, Subordinate Lender shall pay in full all of the Senior Obligations immediately upon the initiation of any Bankruptcy Proceeding in which Borrower, any Pledgor, or any successor or assign of any of them is a debtor or in which any of the Security is or is claimed to be property of the estate, irrespective of whether or not the Senior Obligations are then due and payable by their terms. Subordinate Lender's obligations under this Article constitute an unconditional guaranty of payment and performance and not merely a guaranty of collection.

         SECTION VI.2 UNCONDITIONAL OBLIGATIONS. The obligations of Subordinate Lender under this Article shall be performed without demand by Senior Lender and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of any or all of the Senior Documents, and without regard to any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Subordinate Lender shall be liable even if Borrower had no liability at the time of execution of the Senior Loan Agreement or any other Senior Document, or ceases to be liable. Subordinate Lender hereby agrees that Subordinate Lenders liability may be larger in amount and more burdensome than that of Borrower. Subordinate Lender's obligations under this Article shall be performed regardless of Senior Lender's performance or nonperformance of its obligations, and regardless of Borrower's performance or nonperformance of any obligations, including without limitation any obligations in connection with the Subordinate Obligations. Subordinate Lender hereby waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Article and agrees that Subordinate Lender's obligations shall not be affected by any circumstances, whether or not referred to in this Article, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Subordinate Lender hereby waives the benefits of any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder. Without limiting the generality of the foregoing, Subordinate Lender hereby waives, to the fullest extent permitted by law, diligence in collecting the Senior Obligations, presentment, demand for payment, protest, all notices with respect to the Senior Documents or this Agreement which may be required by statute, rule of law or otherwise to preserve Senior Lender's rights against Subordinate Lender under this Article, including, but not limited to, notice of acceptance, notice of any amendment of the Senior Documents, notice of the occurrence of any default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, and notice of the incurring by Borrower of any obligation or indebtedness. Subordinate Lender also waives, to the fullest extent permitted by law, all rights to require Senior Lender to
(a) proceed against Borrower or any other guarantor (including any of Pledgors) of Borrower's payment or performance with respect to the Senior Obligations (an "OTHER GUARANTOR"), (b) if Borrower or any Other Guarantor is a partnership, proceed against any general partner of Borrower or the Other Guarantor, (c) proceed against or exhaust any collateral held by Senior Lender to secure the repayment of the Senior Obligations, or (d) pursue any other remedy it may now or hereafter have against Borrower or any Person or any Security.

         SECTION VI.3 CERTAIN WAIVERS. Subordinate Lender understands that the exercise by Senior Lender of certain rights and remedies contained in the Senior Documents (such as a nonjudicial foreclosure sale) may affect or eliminate Subordinate Lender's right of subrogation against Borrower, and that Subordinate Lender may therefore incur a partially or totally nonreimbursable liability under this Article. Nevertheless, Subordinate Lender hereby authorizes and empowers Senior Lender to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of Subordinate Lender that the obligations under this Article shall be absolute, independent and unconditional under any and all circumstances. Subordinate Lender expressly waives any defense (which defense, if Subordinate Lender had not given this waiver, Subordinate Lender might otherwise have) to a judgment against Subordinate Lender by reason of a judicial or nonjudicial foreclosure. Without limiting the generality of the foregoing, Subordinate Lender hereby expressly waives any and all benefits under any applicable law which, if Subordinate Lender had not given this waiver, (i) would otherwise limit Subordinate Lender's liability after a foreclosure sale to the difference between the obligations of Subordinate Lender under this Article and the fair market value of the property or interests sold at such nonjudicial foreclosure sale, (ii) would otherwise limit Senior Lender's right to recover a deficiency judgment after a foreclosure sale, and (iii) would otherwise require Senior Lender to exhaust all of its security before a personal judgment could be obtained for a deficiency. Notwithstanding any Foreclosure pursuant to any of the Senior Security Documents, Subordinate Lender shall remain bound under this Agreement. Subordinate Lender waives all rights and defenses that Subordinate Lender may have because Borrower's obligations are secured by real property. Without limitation:

                  (1) Senior Lender may collect from Subordinate Lender without Foreclosure of any real or personal property collateral pledged by Borrower or others; and

                  (2) If Senior Lender forecloses on any real property collateral pledged by Borrower or others: (i) The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price;

and (ii) Senior Lender may collect from Subordinate Lender even if Senior Lender, by foreclosing on the real property collateral, has destroyed any right Subordinate Lender may have to collect from Borrower.

This is an unconditional and irrevocable waiver of any rights and defenses that Subordinate Lender may have because Borrower's obligations are secured by real property.

         SECTION VI.4 WAIVER IN CONNECTION WITH ELECTION OF REMEDIES. Subordinate Lender also waives any right or defense based upon an election of remedies by Senior Lender, even though such election (e.g., nonjudicial foreclosure with respect to any collateral held by Senior Lender to secure repayment of the Senior Obligations) destroys or otherwise impairs the subrogation rights of Subordinate Lender or the right of Subordinate Lender (after payment of the obligations guaranteed by Subordinate Lender under this Article) to proceed against Borrower for reimbursement, or both.

         SECTION VI.5 WAIVER OF REIMBURSEMENT. Subordinate Lender shall have no right of, and hereby waives any claim for, subrogation, reimbursement, indemnification, and contribution against Borrower and against any member or other constituent of Borrower, and against any other person or any collateral or security for the Senior Obligations, until the Satisfaction of the Senior Obligations, and Senior Lender has released, transferred or disposed of all of its right, title and interest in such collateral or security, and there has expired the maximum possible period thereafter during which any payment made by Borrower or others to Senior Lender with respect to the Senior Obligations could be deemed a preference under the United States Bankruptcy Code.

         SECTION VI.6 MODIFICATION OF SENIOR OBLIGATIONS. At any time, from time to time, and any number of times, without notice to Subordinate Lender, (a) the time for payment of the principal of or interest on the Senior Obligations may be extended or the Senior Obligations may be renewed in whole or in part; (b) the time for Borrower's performance of or compliance with any covenant or agreement contained in the Senior Documents, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (c) the maturity of the Senior Obligations may be accelerated as provided in the Senior Documents; (d) the Senior Documents may be modified or amended by Senior Lender and Borrower in any respect, including, but not limited to, an increase in the principal amount and the rates of interest; and (e) any security for the Senior Obligations may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Senior Obligations. Subordinate Lender shall continue to be fully liable under this Article, notwithstanding any of the foregoing. However, if without the consent of Subordinate Lender any amendment of the Senior Documents is executed and delivered after the date hereof, and if such amendment provides for an advance of additional principal that is not contemplated in the Senior Documents as in effect as of the date hereof (other than additional principal for protection of the Security, for performance of Borrower's or any Pledgor's obligations contracted for as of the date hereof, or for reimbursement of Senior Lender's costs and expenses), or such amendment provides for an increase in the rate or rates of interest in amounts or under conditions not contemplated in the Senior Documents as in effect as of the date hereof, then the guaranty and other obligations of Subordinate Lender hereunder shall not apply to the increment of the Senior Obligations comprised of such additional principal and interest, but shall continue to apply to the Senior Obligations less such increment of additional principal and interest.

         SECTION VI.7 SENIOR LENDER RIGHTS. Senior Lender, in its sole and absolute discretion, may (a) bring suit against Subordinate Lender, or any one or more of the persons constituting Subordinate Lender, and any Other Guarantor, jointly and severally, or against any one or more of them; (b) compromise or settle with any one or more of the persons constituting Subordinate Lender for such consideration as Senior Lender may deem proper; (c) release one or more of the persons constituting Subordinate Lender, or any Other Guarantor, from liability; and (d) otherwise deal with Subordinate Lender and any Other Guarantor, or any one or more of them, in any manner, and no such action shall impair the rights of Senior Lender to collect from Subordinate Lender any amount guaranteed by Subordinate Lender under this Article. Nothing contained in this paragraph shall in any way affect or impair the rights or obligations of Subordinate Lender with respect to any Other Guarantor.

         SECTION VI.8 LIABILITY UNDER GUARANTY. Any indebtedness of Borrower held by Subordinate Lender, including without limitation the Subordinate Obligations, which is collected, enforced and received by Subordinate Lender, as trustee for Senior Lender in accordance with this Agreement, shall not reduce or affect in any manner the liability of Subordinate Lender under the other provisions of this Article.

         SECTION VI.9 REFUND OF SUMS TO BORROWER. If any payment by Borrower is held to constitute a preference under any applicable bankruptcy, insolvency, or similar laws, or if for any other reason Senior Lender is required to refund any sums to Borrower, such refund shall not constitute a release of any liability of Subordinate Lender under this Article. It is the intention of Senior Lender and Subordinate Lender that Subordinate Lender's obligations under this Article shall not be discharged except by Subordinate Lender's performance of such obligations and then only to the extent of such performance.

         SECTION VI.10 ACKNOWLEDGMENT OF FULL DISBURSEMENT. Subordinate Lender acknowledges that the full amount of $30,000,000 has been disbursed under the Senior Loan Agreement for the benefit of Borrower, and is unconditionally guaranteed hereunder, notwithstanding that much or all of such money has not been paid directly to Borrower.

                                   ARTICLE VII
                                  MISCELLANEOUS

         SECTION VII.1 PROVISIONS CUMULATIVE. The rights of Senior Lender hereunder shall be cumulative. Without limitation of the foregoing, where herein Subordinate Lender provides multiple waivers covering the same matters, Senior Lender shall have the benefit of the most expansive reading of such waivers. Further, nothing in the provisions pertaining subordination shall detract from the obligations of Subordinate Lender pursuant to its guaranty of the Senior Obligations hereunder.

         SECTION VII.2 COOPERATION. Subordinate Lender irrevocably authorizes and directs Senior Lender and its successors and assigns and any trustee in bankruptcy, receiver or assignee for the benefit of creditors of the Borrower, whether in a voluntary or involuntary liquidation, dissolution or reorganization, on Subordinate Lender's behalf to take such action as may be necessary or appropriate to effectuate the subordination provisions and other rights granted to Senior Lender in this Agreement.

         SECTION VII.3 SPECIFIC PERFORMANCE; NO WAIVER OF REMEDIES. Each party hereto acknowledges that to the extent that no adequate remedy at law exists for breach of its obligations under this Agreement, in the event either party fails to comply with its obligations hereunder, the other party shall have the right to obtain specific performance of the obligations of such defaulting party, injunctive relief or such other equitable relief as may be available. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such rights, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

         SECTION VII.4 NOTICE. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing and addressed to the respective party as set forth below. Notices shall be effective when actually delivered by any commercially reasonable means, provided that if such delivery occurs on any day other than a Business Day or after the close of business on any Business Day, the same shall be effective on the next Business Day. Further, notices sent by certified or registered mail, return receipt requested, or by nationally recognized express courier service, shall be effective on the earlier of (i) actual delivery or (ii) refusal to accept delivery or on failure of delivery because the recipient address is not open to receive deliveries between 9:00 am and 5:00 pm on any Business Day. Notices sent by telecopy or other electronic means shall be effective only if also sent by nationally recognized express courier service for delivery on the next Business Day. As used herein, "Business Day" means any day excluding (i) Saturday, (ii) Sunday, (iii) any day which is a legal holiday under the laws of the State of New York, and (iv) any day on which banking institutions located in such state are generally not open for the conduct of regular business.

Notices shall be addressed as follows:

         If to Subordinate Lender:

                  Alterra Healthcare Corporation
                  450 N. Sunnyslope Road
                  Suite 300
                  Brookfield, Wisconsin 53005
                  Attn:  Mr. William F. Lasky
                  Facsimile: (414) 789-6677

         With copies to:

                  Rogers & Hardin LLP
                  2700 International Tower
                  229 Peachtree Street, N.E.
                  Atlanta, Georgia  30303-16001
                  Attn: Alan C. Leet, Esq.
                  Facsimile: (404) 525-2224

         If to Senior Lender:

                  Greenwich Capital Financial Products, Inc.
                  600 Steamboat Road
                  Greenwich, Connecticut 06830
                  Attn: Mr. Kent Daiber
                  Facsimile: (203) 618-2052

         With copies to:

                  Greenwich Capital Financial Products, Inc.
                  600 Steamboat Road
                  Greenwich, Connecticut 06830
                  Attn: Mr. Steven Palmer
                  Facsimile: (203) 618-2052
          and
                  Sidley & Austin
                  555 West Fifth Street
                  Los Angeles, California 90013
                  Attn:  M. Scott Cooper, Esq.
                  (213) 896-6600

Any party may change the address at which it is to receive notices to another address in the United States at which business is conducted (and not a post-office box or other similar receptacle), by giving notice of such change of address in accordance with the foregoing. This provision shall not invalidate or impose additional requirements for the delivery or effectiveness of any notice
(i) given in accordance with applicable statutes or rules of court, or (ii) by service of process in accordance with applicable law. If there is any assignment or transfer of Senior Lender's interest in the Senior Obligations, then the new lenders may give notice to the parties in accordance with this Section, specifying the addresses at which the new lenders shall receive notice, and they shall be entitled to notice at such address in accordance with this Section. Notwithstanding the foregoing, any notice hereunder given in accordance with the notice provisions of the Senior Loan Agreement shall be effective.

Subordinate Lender agrees to the provisions of the Senior Loan Agreement pertaining to its receiving or not receiving copies of notices to Borrower. Without limitation, Subordinate Lender agrees that notwithstanding any provision of the Senior Loan Agreement that provides for notice in certain instances to Subordinate Lender and/or its counsel, such notice is given as a courtesy only and not as a matter of obligation, and the failure to give such notice in any instance shall not (i) have any effect on the validity or effectiveness of any such notice, (ii) result in any liability or obligation on the part of Senior Lender or its Affiliates, (iii) give rise to any claims, offsets or defenses by Subordinate Lender whatsoever, including without limitation under this Agreement or under the Guarantor Pledge Agreement or (iv) be of any other consequence whatsoever.

         SECTION VII.5 CONFLICTS, INVALIDITY OF PROVISIONS. In the event of any conflict between the provisions of this Agreement and the provisions of any of the Subordinate Documents, the provisions of this Agreement shall prevail. In case any one or more of the provisions contained in this Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

         SECTION VII.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         SECTION VII.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         SECTION VII.8 SUCCESSORS AND ASSIGNS; BORROWER OBLIGATIONS. The provisions of this Agreement define the relative rights of (i) Senior Lender and
(ii) Subordinate Lender, and are solely for their benefit and the benefit of their respective successors and permitted assigns as holders of any of the Senior Obligations and the Subordinate Obligations. This Agreement shall bind and inure to the benefit of Senior Lender and Subordinate Lender and their respective successors, permitted transferees and assigns. No other Persons shall have any rights under this Agreement. As between Borrower on the one hand and either of the Lender Parties on the other, nothing contained in this Agreement is intended to or shall modify, limit or excuse any of the obligations of the Borrower under any of the Senior Documents or Subordinate Documents.

         SECTION VII.9 FINANCIAL CONDITION OF BORROWER. Subordinate Lender hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, any and all endorsers and any and all guarantors of the Senior Obligations and of all other circumstances bearing upon the risk of nonpayment of the Senior Obligations and the Subordinate Obligations that diligent inquiry would reveal, and Subordinate Lender hereby agrees that Senior Lender shall have no duty to advise Subordinate Lender of information known to Senior Lender regarding such condition or any such circumstances. In the event Senior Lender, in Senior Lender's sole discretion, undertakes, at any time or from time to time, to provide any such information to Subordinate Lender, Senior Lender shall be under no obligation (i) to provide any such information to Subordinate Lender on any subsequent occasion or (ii) to undertake any investigation not a part of Senior Lender's regular business routine and shall be under no obligation to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Senior Lender wishes to maintain confidential.

         SECTION VII.10 SENIOR LENDER APPROVAL. Wherever in this Agreement Senior Lender's prior consent or approval shall be required, such consent or approval may, unless otherwise expressly provided herein to the contrary, be withheld in Senior Lender's sole and absolute discretion.

         SECTION VII.11 FINAL AGREEMENT; MODIFICATIONS. This Agreement, the Guarantor Pledge Agreement, and the other Senior Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Agreement, the Guarantor Pledge Agreement, and the other Senior Documents. Subordinate Lender acknowledges that it has received copies of the Senior Documents. Neither this Agreement nor any of its provisions may be waived, modified, amended, discharged, supplemented or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, supplement or termination is sought, and then only to the extent set forth in that agreement.

         SECTION VII.12 WAIVER OF TRIAL BY JURY. SUBORDINATE LENDER AND SENIOR LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS SUBORDINATE LENDER AND SENIOR LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

         SECTION VII.13 REASONABLENESS. Subordinate Lender represents, warrants and acknowledges that (i) it is a sophisticated lender, familiar with transactions of this kind, and (ii) it has entered into this Agreement after lengthy negotiations in which it has been represented by legal counsel of its choice. Subordinate Lender also acknowledges and agrees that the rights of Senior Lender under this Agreement are reasonable and appropriate, taking into consideration all of the facts and circumstances including without limitation the amount of the Senior Obligations, the nature of the Security, and the risks incurred by Senior Lender.

         SECTION VII.14 ATTORNEYS' FEES. If any action or proceeding is brought to determine or enforce any of the rights or obligations of any party hereunder, then the prevailing party shall be entitled to receive its reasonable fees, costs and expenses (including attorneys' fees and fees of other professionals retained by either party), incurred in any such action from the non-prevailing party, such amounts payable on demand. If any amount owing hereunder is not paid when due, then the same shall bear interest at the default rate under the Senior Loan Agreement.

                              [DOCUMENT CONTINUES]

         SECTION VII.15 MISCELLANEOUS. The titles of the Sections and Articles of this Agreement are for convenience only and shall not be used to limit or interpret any provision of this Agreement. No failure of consideration, failure of performance, or other defense or matter arising between Subordinate Lender and Borrower shall be asserted against Senior Lender.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


Senior Lender:             GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                                    a Delaware corporation


                                    By: /s/ KENT E. DAIBER
                                       ----------------------
                                        Kent E. Daiber


Subordinate Lender:                 ALTERRA HEALTHCARE CORPORATION,
                                    a Delaware corporation


                                    By: /s/ JOHN PETERSON
                                       ------------------------
                                       Name:  John Peterson
                                       Title: Vice President

         The undersigned Borrower hereby approves of, and agrees and consents to, the terms and conditions of this Subordination, Representation and Guaranty Agreement and agrees not to make any payments on account of the Subordinate Obligations until Satisfaction of the Senior Obligations.

BORROWER:

THIRD PARTY INVESTORS, L.L.C.,
a Delaware limited liability company

By: Twin Oaks Capital, LLC,
    a Delaware limited liability company



    By: /s/ RONALD G. KENNY
       ------------------------------
        Ronald G. Kenny, President


                                  ATTACHMENTS:

                 Schedule XX               Subordinate Rights and Interests
                 Notarial Jurat


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